STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Total investments in Master Trust	$ 1,913,485	$ 1,719,918
Receivables:
Employer contributions	7,169	6,388
Member contributions	5,762	5,209
Notes receivable from Members	18,836	20,485
Total receivables	31,767	32,082
Total assets	1,945,252	1,752,000
LIABILITIES:
Accrued expenses	156	140
Total liabilities	156	140
NET ASSETS AVAILABLE FOR BENEFITS	$ 1,945,096	$ 1,751,860